EMPLOYEE BENEFITS	6 Months Ended
Jun. 30, 2022
EMPLOYEE BENEFITS
EMPLOYEE BENEFITS

17. EMPLOYEE BENEFITS

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made. The total amounts charged to the interim condensed consolidated statements of comprehensive loss for such employee benefits amounted to approximately RMB11,283 and RMB17,790 for the six months ended June 30, 2021 and 2022, respectively.